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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K-A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                   Date of Event Requiring Report: May 7, 2004

                       HUMANA TRANS SERVICES HOLDING CORP.
             (Exact name of registrant as specified in its charter)

        Delaware                 000-30734                   11-3255619
(State of Incorporation) (Commission File Number) (IRS Employer Identification#)



              7466 New Ridge Road, Suite 7, Hanover, Maryland 21076
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 855-8758
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE


On May 7, 2004, the Registrant entered into a Letter of Intent with Emcore Professional Employers, Inc. ("Emcore"), of Greenville, North Carolina, whereby Registrant will acquire 100% of the issued and outstanding shares of common stock of Emcore, for approximately 60% of the then issued and outstanding shares of Registrant.

On August 9, 2004, the Letter of Intent with Emcore Professional Employers, Inc., entered into April 7, 2004, was been terminated, with the agreement of both parties. Humana was unable to complete proper due diligence, through no fault of either party, and in light of the opportunity with Provo, was willing to terminate the Letter of Intent with Emcore.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Financial Statements

        (a) Financial Statements.

        (b) Pro Forma financial information.

        (c) Exhibits

            99.1   Termination Letter to the Letter of Intent dated May 7, 2004,
                   by and   between   Humana  Trans  Services  Holding  Corp and
                   Emcore Professional Employers, Inc.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ John Daly
         ---------------------------------
         John Daly
         President

Date:  August 16, 2004